Exhibit 24.1



                               POWER OF ATTORNEY


                           THE TORONTO-DOMINION BANK


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, THE TORONTO-DOMINION BANK, a Canadian banking corporation (the "Bank"), and each of the undersigned directors and officers of the Bank, hereby constitute and appoint Christopher
A. Montague, Thomas R. Spencer and Fredric J. Tomczyk, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Bank to comply with the United States Securities Act of 1933, as amended, and any rules, regulations and requirements of the United States Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under such Act of common shares, without nominal or par value, of the Bank, to be offered or sold pursuant to the employee benefit plans referenced in the Form S-8 of the Bank to which this Power of Attorney is an exhibit, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the Bank and the name of the undersigned, individually and in his or her capacity as a director or officer of the Bank, to a Registration Statement on Form S-8 (the "Registration Statement") to be filed with the Securities and Exchange Commission with respect to said common shares, to any and all amendments, including post-effective amendments, to the Registration Statement, and to any and all instruments or documents filed as a part of or in connection with the Registration Statement and/or any such amendments; and to file with the Commission the Registration Statement, any and all amendments thereto, and any and all instruments or documents filed as a part of or in connection with the Registration Statement and/or any such amendments; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed one and the same instrument.


     IN WITNESS WHEREOF each of the undersigned has subscribed these presents as of this 19th day of September, 2002.

                                  THE TORONTO-DOMINION BANK


                                  By: /s/ A. Charles Baillie
                                     ____________________________
                                     A. Charles Baillie, Chairman, Chief
                                     Executive Officer and Director

                                      /s/ W. Edmund Clark
                                     _____________________________
                                     W. Edmund Clark, President,
                                     Chief Operating Officer and Director

                                      /s/ Daniel A. Marinangeli
                                     ____________________________
                                     Daniel A. Marinangeli, Executive Vice
                                     President and Chief Financial Officer

                                      /s/ Colm J. Freyne
                                     ____________________________
                                     Colm J. Freyne, Vice President and Chief
                                     Accountant

                                      /s/ Victor J. Huebner
                                     ____________________________
                                     Victor J. Huebner, Managing Director,
                                     TD Securities

                                      /s/ Eleanor R. Clitheroe
                                     ____________________________
                                     Eleanor R. Clitheroe, Director

                                      /s/ Marshall A. Cohen
                                     ____________________________
                                     Marshall A. Cohen, Q.C., Director

                                      /s/ Wendy K. Dobson
                                     ____________________________
                                     Wendy K. Dobson, Director

                                      /s/ Darren Entwistle
                                     ____________________________
                                     Darren Entwistle, Director

                                      /s/ Henry H. Ketcham
                                     ____________________________
                                     Henry H. Ketcham, Director

                                      /s/ Pierre H. Lessard
                                     ____________________________
                                     Pierre H. Lessard, Director

                                      /s/ Brian F. MacNeill
                                     ____________________________
                                     Brian F. MacNeill, Director

                                      /s/ Roger Phillips
                                     ____________________________
                                     Roger Phillips, Director

                                      /s/ Edward S. Rogers
                                     ____________________________
                                     Edward S. Rogers, Director

                                      /s/ Helen K. Sinclair
                                     ____________________________
                                     Helen K. Sinclair, Director

                                      /s/ Donald R. Sobey
                                     ____________________________
                                     Donald R. Sobey, Director

                                      /s/ Michael D. Sopko
                                     _____________________________
                                     Michael D. Sopko, Director

                                      /s/ John M. Thompson
                                     ____________________________
                                     John M. Thompson, Director

                                      /s/ Richard M. Thomson
                                     ____________________________
                                     Richard M. Thomson, Director